SUBSEQUENT EVENTS SUBSEQUENT EVENTS (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS

In January 2015, we completed our acquisition of interests in the companies that own and operate the FSRU, the Golar Eskimo (see note 30).

In January 2015, we closed a secondary offering of 7,170,000 shares of our common units representing limited partner interests in the Partnership held by Golar at a price to the public of $29.90 per unit. Following the offering, Golar’s stake in us was reduced from 41% to 30%. We did not receive any proceeds from the sale of common shares by Golar and the number of common units outstanding will remain unchanged.

On February 24, 2015, Mr. Hans Petter Aas and Mr. Bart Veldhuizen resigned from our board of directors. To fill the vacancies for their respective remaining terms, Mr. Andrew Whalley and Mr. Alf Thorkildsen, were appointed by the remaining directors elected by our common unitholders. In addition, Mr. Doug Arnell (the ex-CEO of Golar Management Limited), was appointed to our board by our general partner.

In February 2015, we paid a cash distribution of $0.5625 per unit in respect of the three months ended December 31, 2014.

In February 2015, we exercised the option to require Golar to charter Golar Grand with us until October 2017 as BG Group plc did not renew or extend the existing charter. See note 25 - Golar Grand Option.

In April 2015, we obtained a signed term sheet from certain lenders in an amount equal to the lesser of $180 million or 60% of the combined fair market values of the Golar Maria and the Golar Freeze (of which $120 million is a binding commitment), to refinance the Golar Maria credit facility (which expires in December 2015) and the commercial loan tranche of the Golar Freeze credit facility (which expires in June 2015). The entry into the new credit agreement to refinance these facilities is subject to the negotiation and execution of a definitive credit agreement and the satisfaction of conditions ordinarily contained in these types of credit agreements. There is no assurance that such proposed new credit agreement will be executed or that it will be effective prior to the maturity of our debt that matures in 2015. We expect that the proposed new credit facility will be split into two tranches, a $150 million term loan facility and a $30 million revolving credit facility. We expect that the term loan facility in the new credit facility will be payable in quarterly installments of $3 million with a balloon payment due at maturity, which is expected to be in June 2018.

On April 27, 2015, we declared a cash distribution of $0.5775 per unit in respect of the three months ended March 31, 2015, payable on May 14, 2015, to unitholders of record as of May 7, 2015.

In April 2015, our $20 million revolving credit facility with Golar was extended until June 2015.